Exhibit 10.10

1st AMENDMENT

TO THE COOPERATION

AGREEMENT

BY AND BETWEEN

Pierre and Marie Curie University (Paris 6), a French public, scientific, cultural and professional establishment located at 4 Place Jussieu, 75252 Paris Cedex 05

Hereinafter referred to as UPMC

Represented by Professor Jean CHAMBAZ, President,

And

Institut National de la Santé et de la Recherche Médicale (French National Institute of Health and Medical Research), a French public, scientific and technical research establishment located at 101 rue de Tolbiac, 75013 Paris

Hereinafter referred to as INSERM

Represented by André SYROTA, Chairman and Chief Executive Officer,

And

The CENTRE NATIONAL DE LA RECHERCHE SCIENTIFIQUE (National Center for Scientific Research), a French public scientific and technical research establishment located at 3-5 rue Michel Ange, 75794 Paris Cedex 16

Hereinafter referred to as the CNRS

Represented by its Director General, Alain FUCHS

UPMC, the CNRS and INSERM acting both in their own name and in the name and on behalf of the Research Center Institut de la Vision (Vision Institute), a joint research unit (UM 80) (UMRS 968 INSERM UPMC- UMR 7210 CNRS UPMC), directed by Professor José SAHEL.

UPMC, CNRS and INSERM being hereinafter jointly referred to as ESTABLISHMENTS.

UPMC has been mandated by the CNRS and INSERM to sign this Cooperation Agreement in its name and on its behalf.

OF THE FIRST PART,

AND

GenSight Biologics, a French Société Anonyme (Corporation), whose registered office is located at 89 rue du Faubourg Saint Antoine, 75011 Paris

Hereinafter referred to as GENSIGHT

Represented by Bernard GILLY, Chairman and CEO,

OF THE SECOND PART

INSERM, UPMC, the CNRS and GENSIGHT shall hereinafter be referred to separately as the “Party” and jointly as the “Parties”.

WHEREAS:

On January 9, 2014, GENSIGHT, a French Société Anonyme (Corporation), whose registered office is located at 89 rue du Faubourg Saint Antoine, 75011 Paris, and UPMC signed a cooperation agreement (hereinafter the “Agreement”) on behalf of the ESTABLISHMENTS enabling the implementation of a preferred partnership between GENSIGHT and the LABORATORY for the performance of research work in the Area described below. “Area” shall mean the targeting of mitochondria and treatment by gene therapy of Leber’s hereditary optic neuropathy as well as the vision restoration strategy using optogenetics in patients suffering from retinitus pigmentosa or AMD.

The Parties met to amend the Convention in order to modify the date that the Agreement enters into effect.

NOW THEREFORE, THE PARTIES HAVE AGREED AS FOLLOWS:

ARTICLE 1 - PURPOSE OF THE AMENDMENT

The purpose of this 1st amendment (the “Amendment”) is to modify the date that the Agreement enters into effect.

ARTICLE 2 - MODIFICATION OF THE DATE THAT THE COOPERATION AGREEMENT ENTERS INTO EFFECT

2.1	Pursuant to this Amendment, which modifies the Agreement, the Parties agree to modify the date that the Agreement enters into effect.

2.2	Article 8 shall therefore be cancelled and replaced by the following text:

“The Agreement shall be entered into for a term of three (3) years as from December 19, 2013.

Its term may be extended by means of an amendment to this Agreement. The provisions of articles 5, 6, 7, 10, 11 and 16 shall remain in force notwithstanding the expiration or termination of the Agreement”.

ARTICLE 3 - INTERPRETATION OF THE SUPPLEMENTAL AMENDMENT

The Parties agree that terms starting with a capital letter, which are not defined in this Amendment will have the meaning ascribed to them in the Agreement.

The Parties agree that the provisions of the Agreement not modified by this Amendment will continue to apply between the Parties.

Executed in Paris, on 02/25/2014 (handwritten date)

In two (2) original counterparts

For UPMC		For GENSIGHT BIOLOGICS

For the President and by delegation Head of the Enterprise and Technology office (stamp (in French))

Signature:	/s/ Luc GRATEAU	Signature:	/s/ Bernard Gilly

Name:	Jean CHAMBAZ	Name:	Bernard GILLY

Title:	President	Title:	Chairman and CEO

Date:	March 20, 2014	Date:

INITIALS FOR APPROVAL

Signature:	/s/ José Sahel
Name:	José SAHEL
Title:	Director of the Institut de la Vision Research Center
Date:

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